Filed pursuant to Rule 497(a)

File No. 333-179431

Rule 482ad

Hercules Technology Growth Capital Announces the Exercise of

Over-Allotment Option of $2.7 Million for a Total of $41.5 Million For

Its Recent Public Offering of 7.00% Senior Notes Due 2019

~Company Has Now Completed Year-to-date Total Notes Issued of $84.5 Million~

PALO ALTO, Calif., July 12, 2012 – Hercules Technology Growth Capital, Inc. (NYSE: HTGC) (the “Company”) today announced that in connection with the recent public offering of $38,750,000 in aggregate principal amount of its 7.00% senior unsecured notes due 2019 (the “Additional Notes”), which closed on July 6, 2012, the underwriters have exercised their over-allotment option for an additional $2,739,500 of the Additional Notes, bringing the total size of the offering to $41,489,500 for the Additional Notes.

The Additional Notes constitute a further issuance of, rank equally in right of payment with, and form a single series with the $43,000,000 in aggregate principal amount of the 7.00% senior unsecured notes due 2019 that the Company issued on April 17, 2012 (the “Existing Notes,” together with the Additional Notes, the “Notes”), bringing the total amount of the Notes issued to $84,489,500. The Notes trade on the New York Stock Exchange under the trading symbol “HTGZ.”

The Company intends to invest the net proceeds of this public offering to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

Stifel, Nicolaus & Company, Incorporated, BB&T Capital Markets, Janney Montgomery Scott LLC and Sterne, Agee & Leach, Inc. acted as joint book-running managers of this offering. Stephens Inc. and Wunderlich Securities, Inc. acted as joint lead managers of this offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Technology Growth Capital, Inc.:

Hercules Technology Growth Capital (NYSE: HTGC), is a New York Stock Exchange-traded specialty finance firm providing customized loans to public and private technology-related companies, including clean technology, life science and select lower middle market technology companies at all stages of development. The Company’s common stock trades on the New York Stock Exchange under the trading symbol “HTGC.”

Forward-Looking Statements:

The statements contained in this release that are not purely historical are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market, and other factors we identify from time to time in our filings with the Securities and Exchange Commission. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Hercules Technology Growth Capital, Inc.

Main, 650.289.3060 HT-HN

info@htgc.com

Sally Borg, 650.289.3066

sborg@htgc.com

OR

Market Street Partners

Linda Wells, 415-445-3236

linda@marketstreetpartners.com